Exhibit 31.4

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO SECURITIES EXCHANGE ACT RULES 13a-14(a) AND 15d-14(a), AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Vikram Jog, certify that:

1. I have reviewed this amendment no. 1 to the annual report on Form 10-K of Fluidigm Corporation; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 27, 2016	By:	/s/ Vikram Jog
Vikram Jog
Chief Financial Officer